Prepaid and Other Assets (Details) - USD ($) $ in Thousands		Aug. 31, 2022	Aug. 31, 2021
Prepaid And Other Assets
Drilling		$ 250	$ 200
Insurance		135	54
Equipment rental and deposits		159
Other		155	78
Deferred commitment fees	[1]	507
Total Prepaid Expenses		$ 1,206	$ 332

[1]	During the year ended August 31, 2022, the Company prepaid commitment fees with respect to a purchase agreement where the Company, in its sole discretion, over a 36-month period, have the right to sell up to $10 million of its shares as described in Note 14.